UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 23, 2008

Black Box Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-18706	95-3086563
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1000 Park Drive
Lawrence, Pennsylvania	15055
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (724) 746-5500
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(Dollar amounts in thousands, except per share amounts)
     (a) Black Box Corporation (“Black Box” or the “Company”) has identified an overstatement of $4,687 of previously-recognized non-cash stock-based compensation expense (the “Expense Overstatement”) reported in its previously-issued financial statements and related disclosures as of and for the three (3) and nine (9) month periods ended December 29, 2007, including those set forth in its previously-issued Quarterly Report on Form 10-Q for the period ended December 29, 2007 (the “3Q08 Form 10-Q”), its press release dated January 29, 2008 (the “Press Release”) and its Current Report on Form 8-K dated January 29, 2008 (the “3Q08 Form 8-K”), relating to the Company’s valuation methodologies for certain stock option transactions that occurred during the third quarter (“3Q08”) of its fiscal year ended March 31, 2008 (“Fiscal 2008”).
     As noted below, the Company will file a Quarterly Report on Form 10-Q/A to amend its 3Q08 Form 10-Q (the “Form 10-Q/A”) to reverse the effects of the Expense Overstatement by restating its financial statements and related disclosures as of and for the three (3) and nine (9) month periods ended December 29, 2007.
      With respect to the financial results for 3Q08, the reversal of the $4,687 pre-tax charge related to previously-recognized non-cash stock-based compensation expense will have no impact on Revenues or Cash provided by operating activities, will increase Operating income by $4,687, Net income by approximately $3,055 and Diluted earnings per share by approximately $0.17 and will have an immaterial impact on Operating earnings per share.
     During 3Q08, the Company conducted a tender offer to current non-officer employees subject to taxation in the United States who held stock option grants which were originally issued with exercise prices that were below fair market value for income tax purposes. The applicable stock option grants were subject to adverse income taxation under Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended, and the tender offer afforded those employees the opportunity to avoid unfavorable tax consequences under Section 409A. Under the provisions of the tender offer, if the original exercise price of an option grant was the same or higher than the fair market value of the Company’s common stock, par value $.001 per share, on the first business day following the close of the tender offer, then that option would be canceled and immediately replaced with a new option granted under the Company’s 1992 Stock Option Plan, as amended, that had the exact same terms as the canceled option, but with a new grant date. Such cancellation and re-grant was necessary to evidence the remedial action required under Section 409A. The Company accounted for the cancellation and new grant as two separate transactions (i.e., the cancellation of the original grant and the issuance of a new grant) and computed a fair market value for the new grant on the new grant date determined in accordance with the provisions of SFAS No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”). As a result, the Company recognized a pre-tax charge of $4,687 of non-cash stock-based compensation expense equal to the fair market value of the new grant on the new grant date.

     During the fourth quarter of Fiscal 2008, the Company re-evaluated its valuation methodology, as described above, and determined that the cancellation and new grant transaction should have been valued as a modification under SFAS 123R. Accordingly, the Company should have recorded only the incremental compensation cost measured as the excess, if any, of the fair market value of the modified award over the fair market value of the original award immediately before its terms were modified. Under the circumstances, there were no changes to any of the terms of the original option grants and, as a result, the Company should have recorded $0 of non-cash stock-based compensation expense for 3Q08 from the tender offer as compared to the pre-tax charge of $4,687 for non-cash stock-based compensation expense that had been previously-recognized.
     As a result of the Expense Overstatement, on April 23, 2008, Black Box management and the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) concluded that the Company’s previously-issued financial statements and related disclosures as of and for the three (3) and nine (9) month periods ended December 29, 2007, including those set forth in the 3Q08 Form 10-Q, the Press Release and the 3Q08 Form 8-K, should not be relied upon.
     The Company expects that it will file the Form 10-Q/A within 10 business days of the date of this filing.
     Company management and the Audit Committee have discussed the matters in this filing pursuant to Item 4.02(a) with BDO Seidman, LLP, the Company’s independent registered public accounting firm.
     This Form 8-K contains “forward-looking statements” under the Private Securities Litigation Reform Act of 1995, including those that involve the risks, uncertainties and potential consequences relating to the restatement of the Company’s financial statements described herein, including the preparation and filing with the Securities and Exchange Commission (the “SEC”) of the Form 10-Q/A. Any forward-looking statements contained in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the fact that they use words such as “should,” “anticipate,” “estimate,” “approximate,” “expect,” “target,” “may,” “will,” “project,” “intend,” “plan,” “believe” and other words of similar meaning and expression. One can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. Although it is not possible to predict or identify all risk factors, they may include the process of restating the Company’s 3Q08 financial statements and the filing of the Form 10-Q/A with the SEC. We can give no assurance that any goal, plan, date or target set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. We undertake no obligation to release publicly any revisions to forward-looking statements as a result of future events or developments.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Box Corporation
Date: April 29, 2008	By:	/s/ Michael McAndrew
Michael McAndrew
Vice President, Chief Financial Officer, Treasurer and Secretary (Principal Accounting Officer)

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